Fees Summary	Sep. 12, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,981,697,000.00
Previously Paid Amount	0.00
Total Fee Amount	1,030,498.49
Total Offset Amount	0.00
Net Fee	$ 1,030,498.49
Final Prospectus	false